UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                  Date of Report
                  (Date of earliest
                  event reported):      June 30, 1995


                           Christiana Companies, Inc.
             (Exact name of registrant as specified in its charter)


     Wisconsin                       1-3846                    95-1928079
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


               777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 (Address of principal executive offices, including zip code)


                                 (414) 291-9000
                         (Registrant's telephone number)

                                  Not Applicable
         (Former name or former address, if changed since last report.)

   Item 2.     Acquisition or Disposition of Assets.

          On June 30, 1995, Prideco, Inc. ("Prideco"), a majority-owned subsidiary of the Registrant, merged (the "Merger") with Grant Acquisition Company, a wholly-owned subsidiary of Energy Ventures, Inc. ("EVI"). In the Merger, in which Prideco was the surviving corporation, the Registrant's shares of Prideco were converted into 1,035,858 shares of Common Stock, $1.00 par value, of EVI ("EVI Common Stock"). The EVI Common Stock is listed on the New York Stock Exchange, Inc. and EVI files periodic and other reports with the Securities and Exchange Commission (Commission File No. 0-7265). The number of shares of EVI Common Stock issued in the Merger were determined by arm's-length negotiation between the Registrant and EVI.

          Concurrently with the closing of the Merger, the Registrant acquired (i) 606,405 shares of EVI Common Stock from EVI for a cash payment of $9,000,000 ($14.84 per share) and (ii) an aggregate of 306,468 shares from three individuals who were the other stockholders of Prideco (which shares were received by such persons in exchange for a part of their shares of Prideco in the Merger) for an aggregate cash payment of $4,290,552 ($14 per share). The 1,948,731 shares of EVI Common Stock acquired by the Registrant in the transactions referred to above represent 13.1% of the outstanding shares of EVI Common Stock (based on information regarding the number of outstanding shares of EVI provided to the Registrant by EVI). In connection with the Merger, Sheldon B. Lubar, was elected to the Board of Directors of EVI as a representative of the Registrant.

   Item 7.     Financial Statements and Exhibits.

          (b)  Financial Statements:

          Pro Forma Consolidated Balance Sheet as of March 31, 1995
          Pro Forma Consolidated Statement of Earnings for the year ended
            June 30, 1994
          Pro Forma Consolidated Statement of Earnings for the nine months ended March 31, 1995

          (c)  Exhibits:

          2.1. Agreement and Plan of Merger, by and among Prideco, Inc., Christiana Companies, Inc., William Chunn, Donald Morris, Sandra Hamilton, Energy Ventures, Inc. and Grant Acquisition Company, dated as of May 22, 1995 (incorporated by reference to the same-numbered exhibit in the Registrant's Statement on Schedule 13D filed with respect to the EVI Common Stock)

          2.2. Amendment No. 1 to the Agreement and Plan of Merger (incorporated by reference to the same-numbered exhibit in the Registrant's Statement on Schedule 13D filed with respect to the EVI Common Stock)

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized this report to be signed on its behalf by the undersigned hereunto duly acknowledged.

   Date:  July 17, 1995

                              CHRISTIANA COMPANIES, INC.



                              By_________________________________
                                William T. Donovan
                                Executive Vice President

                           CHRISTIANA COMPANIES, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1995
                                   (unaudited)
                                                       Pro Forma Adjustments
                                                    Exchange of     Acquisition of
                                                      Prideco            of  EVI
                                     Historical      Stock (a)           Stock              Pro Forma
   ASSETS
   Current Assets:
    Cash and cash equivalents       $  7,920,000   $    (29,000)  $  (5,266,000)   (b)    $   2,625,000
     Short-term investments            8,025,000             -       (8,025,000)   (b)               -
     Accounts receivable              16,668,000     (8,385,000)             -                8,283,000
     Inventory                        13,630,000    (13,221,000)             -                  409,000
                                      ----------     -----------     ------------          ------------
         Total Current Assets         46,243,000    (21,635,000)    (13,291,000)             11,317,000
                                      ----------     -----------     ------------          ------------
   Long-Term Assets:
     Investments                             -       18,645,000      13,291,000    (b)       31,936,000
     Mortgage notes receivable         3,463,000            -                -                3,463,000
     Rental properties, net            3,728,000            -                -                3,728,000
     Fixed Assets, net                78,709,000     (7,018,000)             -               71,691,000
     Other assets                     11,373,000     (2,357,000)             -                9,016,000
                                     -----------   -------------    -------------          ------------
        Total Long-Term Assets        97,273,000      9,270,000      13,291,000             119,834,000
                                      ----------    ------------    -------------          ------------
                                    $143,516,000   $(12,365,000)   $         -             $131,151,000
                                      ==========     ===========    =============          ============
   LIABILITIES AND
    STOCKHOLDERS' EQUITY
   Current Liabilities:
     Accounts payable and
      accrued liabilites            $ 11,546,000  $  (4,422,000)     $       -            $   7,124,000
     Short-term debt                   3,198,000             -               -                3,198,000
     Current portion of
      notes payable                    3,912,000     (1,036,000)             -                2,876,000
                                     -----------    ------------      -----------          ------------
                                      18,656,000     (5,458,000)             -               13,198,000


   Long-Term Liabilities:
     Long-term debt                   49,922,000    (13,062,000)             -               36,860,000
     Deferred Federal and
      state taxes                     12,566,000      3,356,000              -               15,922,000
     Other liabilities                 1,187,000              -              -                1,187,000
                                    ------------    ------------     ------------           -----------
       Total liabilities              82,331,000    (15,164,000)             -               67,167,000
                                    ------------    ------------     ------------           -----------
   Minority shareholders'
    interest                           3,251,000     (3,251,000)             -                       -
                                    ------------    ------------     ------------           -----------
   Shareholders' Equity:
     Preferred Stock                          -              -               -                       -
     Common stock                      5,196,000             -               -                5,196,000
     Additional paid-in capital       12,022,000             -               -               12,022,000
     Retained earnings                40,716,000     10,050,000  (c)         -               46,766,000
                                                     (4,000,000) (d)         -
                                  --------------    ------------       ----------          ------------
                                      57,934,000      6,050,000              -               63,984,000
                                  --------------    ------------      -----------          ------------
                                    $143,516,000   $(12,365,000)     $       -             $131,151,000
                                    ============     ===========      ===========          ============

   Notes:
   (a) Reflects the exchange of Prideco shares for shares of common stock in EVI. Prior to the exchange, Prideco was majority owned by the Registrant and, accordingly, the financial position of Prideco was consolidated with Registrant. Registrant will account for the investment in EVI using the cost method.
   (b)  Reflects the purchase of EVI shares by Registrant.
   (c) Reflects the pre-tax gain on the exchange of shares noted in (b) above.
   (d) Reflects the tax provision (deferred) on the gain on the exchange of shares.

                           CHRISTIANA COMPANIES, INC.
                  PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                        FOR THE YEAR ENDED JUNE 30, 1994
                                   (unaudited)
                                                       Pro Forma Adjustments
                                                    Exchange of   Acquisition of
                                                      Prideco            of  EVI
                                     Historical      Stock (a)           Stock              Pro Forma
   Revenues:
    Product sales                   $46,428,000   $(46,428,000)                -         $          -
    Warehousing, rental
     and related services            43,725,000             -                  -             43,725,000
                                    -----------    ------------       ------------        -------------
                                     90,153,000    (46,428,000)                -             43,725,000
                                    -----------    ------------       ------------        -------------
   Costs and expenses:
    Cost of sales                    39,840,000    (39,840,000)                -                    -
    Warehousing, rental
     and related services            35,136,000             -                  -             35,136,000
    Selling, general &
     administrative expenses          8,755,000     (3,420,000)                -              5,335,000
                                   ------------    ------------      -------------          -----------
                                     83,731,000    (43,260,000)                -             40,471,000
                                   ------------    ------------      -------------          -----------
       Earnings from operations       6,422,000     (3,168,000)                -              3,254,000

   Other Income (Expense):
    Interest income                     896,000             -             (798,000)  (b)         98,000
    Interest expense                 (3,710,000)       983,000                 -             (2,727,000)
    Gains on sale of real estate      5,615,000             -                  -              5,615,000
    Other income (expense)           (3,316,000)        214,000                -             (3,102,000)
                                   ------------    ------------       ------------         ------------
       Total other income              (515,000)      1,197,000           (798,000)            (116,000)
                                   ------------    ------------       ------------         ------------
   Earnings before income taxes
    and minority interest             5,907,000      (1,971,000)          (798,000)           3,138,000
   Income tax provision               2,256,000        (700,000)          (319,000)  (c)      1,237,000
                                   ------------    ------------       ------------         ------------
   Net earnings before
    minority interest                 3,651,000      (1,271,000)          (479,000)           1,901,000

   Minority interest                   (530,000)        530,000                -                    -
                                    -----------    ------------        -----------          -----------
   Net earnings                     $ 3,121,000     $  (741,000)       $  (479,000)         $ 1,901,000
                                    ===========     ===========         ==========          ===========
   Earnings per share                     $0.59                                                   $0.36
                                          =====                                                   =====


   Note 1: Prideco was a majority owned subsidiary of the Registrant and, accordingly, the results were consolidated as part of the Registrant. The Registrant's investment in EVI will be accounted for under the cost method as an asset available for sale.

   Note 2:   The pro forma adjustments are as follows:

   (a) Reflects the deconsolidation of Prideco due to the exchange of Prideco shares for common stock in EVI.
   (b) Reflects decreased interest income due to funds used to purchase shares of EVI.
   (c)   Reflects tax benefit of adjustment (b).

                           CHRISTIANA COMPANIES, INC.
                  PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                    FOR THE NINE MONTHS ENDED MARCH 31, 1995
                                   (unaudited)
                                                       Pro Forma Adjustments
                                                    Exchange of      Acquisition of
                                                      Prideco            of  EVI
                                     Historical      Stock (a)           Stock              Pro Forma
   Revenues:
    Product Sales                   $39,911,000    $(39,911,000)               -          $         -
    Warehousing, rental and
     related services                53,933,000              -                 -             53,933,000
                                    -----------     -----------       ------------         ------------
                                     93,844,000     (39,911,000)               -             53,933,000
                                     ----------     -----------       ------------         ------------
   Costs and expenses:
    Cost of sales                    34,066,000     (34,066,000)               -                    -
    Warehousing, rental and
     related services                43,057,000             -                  -             43,057,000
    Selling, general &
     administrative expenses          8,386,000      (2,859,000)               -              5,527,000
                                    -----------     -----------        -----------          -----------
                                     85,509,000     (36,925,000)               -             48,584,000
                                    -----------     -----------        -----------          -----------
       Earnings from operations       8,335,000      (2,986,000)               -              5,349,000

   Other Income (Expense):
    Interest income                     746,000             -             (598,000)  (b)        148,000
    Interest expense                 (3,634,000)      1,210,000                -             (2,424,000)
    Gains on sale of real
     estate                           2,580,000             -                  -              2,580,000
    Other income (expense)             (361,000)         55,000                -              ( 306,000)
                                    -----------     -----------       ------------          -----------
       Total other income              (669,000)      1,265,000           (598,000)            (  2,000)
                                    -----------     -----------       ------------          -----------
   Earnings before income
    taxes and minority
    interest                          7,666,000      (1,721,000)          (598,000)           5,347,000
   Income tax provision               2,915,000        (599,000)          (239,000)  (c)      2,077,000
                                   ------------    ------------      -------------         ------------
   Net earnings before
    minority interest                 4,751,000      (1,122,000)          (359,000)           3,270,000
   Minority interest                   (465,000)        465,000                -                    -
                                    -----------     -----------         ----------           ----------
   Net earnings                     $ 4,286,000     $  (657,000)       $  (359,000)         $ 3,270,000
                                    ===========      ==========         ==========           ==========
   Earnings per share                     $0.81                                                   $0.62
                                          =====                                                   =====

   Note 1: Prideco was a majority owned subsidiary of the Registrant and, accordingly, the results were consolidated as part of the Registrant. The Registrant's investment in EVI will be accounted for under the cost method as an asset available for sale.

   Note 2:   The pro forma adjustments are as follows:

   (a) Reflects the deconsolidation of Prideco due to the exchange of Prideco shares for common stock in EVI.
   (b) Reflects decreased interest income due to funds used to purchase shares of EVI.
   (c)   reflects tax benefit of adjustment (b).